SERVICE PACKAGE 6445
                                                             AMENDMENT NO. 0

                               GAS STORAGE CONTRACT
                         (For Use Under Rate Schedule FS)

   This Agreement is made as of the 1st day of April 1994, by and between TENNESSEE GAS PIPELINE COMPANY, a Delaware corporation herein called "Transporter," and CONNECTICUT NATURAL GAS CORPORATION, a CONNECTICUT Corporation, herein called "Shipper." Transporter and Shipper collectively shall be referred to herein as the "Parties."

                          ARTICLE I - SCOPE OF AGREEMENT

   Following the commencement of service hereunder, in accordance with the terms of Transporter's Rate Schedule FS, and of this Agreement, Transporter shall receive for injection for Shipper's account a daily quantity of gas up to Shipper's Maximum Injection Quantity of 6,667 (Dth) and Maximum Storage Quantity of 1,000,000 dekatherms(Dth) (on a cumulative basis) and on demand shall withdraw from Shipper's storage account and deliver to Shipper a daily quantity of gas up to Shipper's Maximum Daily Withdrawal Quantity of 0 Dth.

                            ARTICLE II - SERVICE POINT

   The point or points at which the gas is to be tendered for delivery by Transporter to Shipper under this Agreement shall be at the storage service point at Transporter's Compressor Station 40.

                                ARTICLE III - PRICE

   1. Shipper agrees to pay Transporter for all natural gas storage service furnished to Shipper hereunder, including compensation for system fuel and losses, at Transporter's legally effective rate or at any effective superseding rate applicable to the type of service specified herein. Transporter's present legally effective rate for said service is contained in Transporter's Tariff as filed with the Federal Energy Regulatory Commission.

   2. Shipper agrees to reimburse Transporter for any filing or similar fees, which have not been previously paid by Shipper, which Transporter incurs in rendering service hereunder.

   3. Shipper agrees that Transporter shall have the unilateral right to file with the appropriate regulatory authority and make changes effective in
       (a) the rates and charges applicable to service pursuant to Transporter's Rate Schedule FS, (b) the rate schedule(s) pursuant to which service hereunder is rendered, or (c) any provision of the General Terms and Conditions applicable to those rate schedules. Transporter agrees that Shipper may protest or contest the aforementioned filings, or may seek authorization from duly constituted regulatory authorities for such adjustment of Transporter's existing FERC Gas Tariff as may be found necessary to assure Transporter just and reasonable rates.






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                                                        SERVICE PACKAGE 6445
                                                            AMENDMENT NO. 0

         ARTICLE IV - INCORPORATION OF RATE SCHEDULE AND TARIFF PROVISIONS

   This agreement shall be subject to the terms of Transporter's Rate Schedule FS, as filed with the Federal Energy Regulatory Commission, together with the General Terms and Conditions applicable thereto (including any changes in said Rate Schedule or General Terms and Conditions as may from time to time be filed and made effective by Transporter).

                           ARTICLE V - TERM OF AGREEMENT

   This Agreement shall be effective as of the 1st day of April 1994, and shall remain in force and effect until 31st March, 1995 ("Primary Term") and on a Month-to-Month basis thereafter unless terminated by either Party upon at least thirty (30) days prior written notice to the other Party; provided, however, that if the FERC or other governmental body having jurisdiction over the service rendered pursuant to this Agreement authorizes abandonment of such service, this Agreement shall terminate on the abandonment date permitted by the FERC or such other governmental body.

   This Agreement will terminate upon notice from Transporter in the event Shipper fails to pay all of the amount of any bill for service rendered by Transporter hereunder in accordance with the terms and conditions of
   Article VI of the General Terms and Conditions of Transporters Tariff.

                               ARTICLE VI - NOTICES

   Except as otherwise provided in the General Terms and Conditions applicable to this Agreement, any notice under this Agreement shall be in writing and mailed to the post office address of the Party intended to receive the same, as follows:

          TRANSPORTER:  TENNESSEE GAS PIPELINE COMPANY
                        P. O. BOX 2511
                        HOUSTON, TX  77252-2511
                        ATTENTION:  TRANSPORTATION MARKETING

          SHIPPER:

          NOTICES:   CONNECTICUT NATURAL GAS CORPORATION
                     100 COLUMBUS BLVD

                     HARTFORD, CT  06144
                     ATTENTION:  JOHN P. RUDIAK

          BILLING:   CONNECTICUT NATURAL GAS CORPORATION
                     100 COLUMBUS BLVD

                     HARTFORD, CT  06144
                     ATTENTION:  PATRICIA HATCH

   or to such other address as either Party shall designate by formal written notice to the other.






                                                         SERVICE PACKAGE 6445
                                                             AMENDMENT NO. 0

                             ARTICLE VII - ASSIGNMENT

   Any company which shall succeed by purchase, merger or consolidation to the properties, substantially as an entirety, of Transporter or of Shipper, as the case may be, shall be entitled to the rights and shall be subject to the obligations of its predecessor in title under this Agreement.
   Otherwise no assignment of the Agreement or any of the rights or obligations thereunder shall be made by Shipper, except pursuant to the General Terms and Conditions of Transporter's FERC Gas Tariff.

   It is agreed, however, that the restrictions on assignment contained in this Article shall not in any way prevent either Party to the Agreement from pledging or mortgaging its rights thereunder as security for its indebtedness.

                           ARTICLE VIII - MISCELLANEOUS

   8.1 The interpretation and performance of this Agreement shall be in accordance with and controlled by the laws of the State of Texas, without regard to doctrines governing choice of law.

   8.2 If any provision of this Agreement is declared null and void, or voidable, by a court of competent jurisdiction, then that provision will be considered severable at either Party's option; and if the severability option is exercised, the remaining provisions of the Agreement shall remain in full force and effect.

   8.3 Unless otherwise expressly provided in this Agreement or Transporter's Tariff, no modification of or supplement to the terms and provisions stated in this Agreement shall be or become effective, until Shipper has submitted a request for change through the TENN-SPEED (Trademark) 2 System and Shipper has been notified through TENN-SPEED 2 of Transporter's agreement to such change.

                      ARTICLE IX - PRIOR AGREEMENTS CANCELLED


   IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed by their authorized agents.



















                                                        SERVICE PACKAGE 6445
                                                            AMENDMENT NO. 0


                 TENNESSEE GAS PIPELINE COMPANY


                 BY  Byron S. Wright       4-7-98
                     ---------------------
                 Agent and Attorney-in-Fact
                     Byron S. Wright


                 CONNECTICUT NATURAL GAS CORPORATION


                 BY  E.M. Karanian
                    ----------------------

                 TITLE  Asst. VP Energy Planning & Procurement
                       ----------------------------------------

                 DATE       2/9/95
                       --------------------





































                                                GAS STORAGE SERVICE AGREEMENT

                                                         EXHIBIT "A"
                                           TO FIRM GAS STORGAE SERVICE AGREEMENT
                                                     DATED April 1, 1994
                                                           BETWEEN
                                               TENNESSEE GAS PIPELINE COMPANY
                                                             AND
                                             CONNECTICUT NATURAL GAS CORPORATION


   CONNECTICUT NATURAL GAS CORPORATION
   AMENDMENT: 0

   SERVICE PACKAGE MSQ:  1,000,000
   MAXIMUM DAILY WITHDRAWAL QUANTITY: 0
   MAXIMUM DAILY INJECTION QUANTITY:  6,667

   SERVICE POINT:  Compressor Station 40
   INJECTION METER:  060017  TGP - BEAR CREEK STOR INJECTION
   WITHDRAWAL METER:  070017  TGP - BEAR CREEK STOR WITHDRAWAL


   METER    METER NAME                                 COUNTY            ST    ZONE I/W  LEG     TOTAL-TQ     BILLABLE-TQ
   ----------------------------------------------------------------------------------------------------------------------
   060017   TGP - BEAR CREEK STOR INJECTION            NATCHITOCHES      LA     01    I  100        6,667         6,667

                                                                           Total Injection TQ:      6,667         6,667


   070017   TGP - BEAR CREEK STOR WITHDRAWAL           NATCHITOCHES      LA     01    W  100        0            0

                                                                          Total Withdrawal TQ:      0            0



   NUMBER OF INJECTION POINTS AFFECTED: 1
   NUMBER OF WITHDRAWAL POINTS AFFECTED: 1

   Note: Exhibit "A" is a reflection of the contract and all amendments as of the amendment effective date.



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